Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the
         Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                        American Church Mortgage Company
                (Name of Registrant as Specified in its Charter)


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         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                                     Preliminary Proxy Materials

                        AMERICAN CHURCH MORTGAGE COMPANY
                            10237 YELLOW CIRCLE DRIVE
                           MINNETONKA MINNESOTA 55343

                                 August 11, 2000


Dear Shareholder:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of American Church Mortgage Company to be held at 10237 Yellow Circle Drive, Minnetonka, Minnesota on September 15, 2000 at 10:00 a.m., local time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting there will be a report on the operations of the Company. After the business of the meeting has been concluded, shareholders will be given an opportunity to ask appropriate questions.

         The items requiring shareholder approval are the election of Directors, approval of an amendment to the Amended and Restated Bylaws of the Company to reduce the quorum for Shareholders' meetings, and ratification of the appointment of our independent auditors for the year 2000. We recommend that you vote for each of these proposals, which are set forth in more detail in the accompanying Proxy Statement. Because the proposed Bylaw amendment requires approval from holders of an absolute majority of our Shares, it is extremely important that all Shareholders vote.

         Whether or not you can attend the Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly. This action will not limit your right to revoke your proxy in the manner described in the accompanying Proxy Statement or to vote in person if you wish to attend the Annual Meeting and vote personally.

                                   Sincerely,

                                            AMERICAN CHURCH MORTGAGE COMPANY

                                            David G. Reinhart
                                            President

                        AMERICAN CHURCH MORTGAGE COMPANY
                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 15, 2000
                                  AT 10:00 A.M.


TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Church Mortgage Company, a Minnesota corporation, will be held at the Company's office at 10237 Yellow Circle Drive, Minnetonka, Minnesota, at 10:00 a.m., local time, on September 15, 2000.

         This meeting is being held for the following purposes:

1.    To elect five (5) persons to serve as directors
              until the next annual election and until their successors are duly elected and qualified.

2.    To approve an amendment to the Amended and
              Restated Bylaws of the Company (the

              "Bylaws")  to  reduce  the  quorum   required  for   Shareholders'
meetings.

3.    To ratify the appointment of Boulay, Heutmaker,
              Zibell & Co., P.L.L.P. as independent
              auditors for the year ending December 31, 2000.

4.    To transact such other business as may properly
              come before the meeting.

         Only shareholders of record at the close of business on August 4, 2000 will be entitled to notice of or to vote at the meeting. Whether or not you plan to be present at the meeting, please sign and return the accompanying form of proxy in the enclosed postage prepaid envelope at your earliest convenience.

                                       AMERICAN CHURCH MORTGAGE COMPANY



                                       V. James Davis
                                      Secretary

Minneapolis, Minnesota
August 11, 2000

                        AMERICAN CHURCH MORTGAGE COMPANY

                            10237 YELLOW CIRCLE DRIVE
                           MINNETONKA MINNESOTA 55343

                                 ---------------

                                 PROXY STATEMENT

                                ----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 15, 2000

     This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about August 11, 2000, to owners of common shares of American Church Mortgage Company in connection with the solicitation of proxies by the Board of Directors for our 2000 Annual Meeting of Shareholders. This proxy procedure is necessary to permit all American Church Mortgage Company shareholders, many of whom are unable to attend the Annual Meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................1
                                                                              -
ELECTION OF DIRECTORS.........................................................4
                                                                              -
HOW DOES THE BOARD OPERATE....................................................7
                                                                              -
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................7
                                                                              -
HOW ARE EXECUTIVES AND DIRECTORS COMPENSATED..................................7
                                                                              -
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS..........................8
                                                                              -
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................10
                                                                              --
AMENDMENT TO BYLAWS...........................................................11
                                                                              --
APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS...............................11
                                                                              --
SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS.............11
                                                                              --
OTHER MATTERS.................................................................12
                                                                              --

                               GENERAL INFORMATION

         The questions and answers set forth below provide general information regarding this proxy statement and our annual meeting of shareholders.

WHEN IS OUR ANNUAL REPORT TO SHAREHOLDERS AND THIS PROXY STATEMENT FIRST BEING SENT TO SHAREHOLDERS?

         Our annual report to shareholders and this proxy statement is being sent to shareholders beginning on or about August 11, 2000.

WHAT AM I VOTING ON?

1.    The election of five Board members, each for a
              one-year term or until their successors are elected.

2.    To approve an amendment to our Bylaws reducing
              the number of represented shares
              needed to constitute a quorum at a Shareholders' meeting.

3.    To ratify the appointment of Boulay, Heutmaker,
              Zibell & Co., P.L.L.P. as the
              independent auditor.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING AND HOW MANY VOTES DO THEY HAVE?

         Common shareholders of record at the close of business on August 4, 2000 may vote at the Annual Meeting. Each share has one vote. There were 1,413,464 common shares outstanding on June 30, 2000.

HOW DO I VOTE?

         You must be present, or represented by proxy, at the Annual Meeting in order to vote your shares. Since many of our shareholders are unable to attend the Annual Meeting in person, we send proxy cards to all of our shareholders to enable them to vote.

WHAT IS A PROXY?

         A proxy is a person you appoint to vote on your behalf. We are soliciting your appointment of proxies so that your common shares may be voted at the Annual Meeting without your attendance. If you complete and return the enclosed proxy card, your shares will be voted by proxy.

BY COMPLETING AND RETURNING THIS PROXY CARD, WHOM AM I DESIGNATING AS MY PROXY?

         You will be designating David G. Reinhart and Philip J. Myers as your proxies. They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

HOW WILL MY PROXY VOTE MY SHARES?

         Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on business matters, your proxy will vote "FOR" the election of David G. Reinhart, John M. Clarey, Kirbyjon H. Caldwell, Robert O. Naegele, Jr., and Dennis Doyle as Directors, "FOR" the Bylaw amendment, and "FOR" the ratification of the appointment of our independent auditors. If you do not complete and return your proxy or vote in person, your failure to vote will be considered a vote "AGAINST" the amendment to the Bylaws because the Bylaw amendment requires approval by holders of an absolute majority of our outstanding Shares. We do not intend to bring any other matters for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the Annual Meeting.

HOW DO I VOTE USING MY PROXY CARD?

         Other than attending the Annual Meeting and voting in person, you must vote by mail. To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

HOW DO I REVOKE MY PROXY?

         You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

         - Notifying our Corporate Secretary, V. James Davis, in writing at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343, that you are revoking your proxy;

         - Executing a later-dated proxy card; or

         - Attending and voting by ballot at the Annual Meeting.

IS MY VOTE CONFIDENTIAL?

         Yes, only certain of our employees will have access to your card.

WHO WILL COUNT THE VOTES?

         An officer of American Church Mortgage Company will act as the inspector of election and will count the votes.

WHAT CONSTITUTES A QUORUM?

         As of June 30, 2000, 1,413,464 of our common shares were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. If you sign and return your proxy card, you will be considered part of the quorum, even if you withhold your vote. If a quorum is not present at the Annual Meeting, the shareholders present in person or by proxy may adjourn the meeting to a date not more than 120 days after September 12, 2000 until a quorum is present.

HOW WILL MY VOTE BE COUNTED?

         With respect to the election of Directors, votes may be cast in favor of or withheld from one or all nominees. Votes that are withheld will not be included in the vote.

         With respect to approval of the Bylaw amendment and appointment of our independent auditors, votes may be cast for or against the proposals or the proxy may be instructed to abstain. Since approval of the proposed amendment to our Bylaws requires an affirmative vote from holders of an absolute majority of shares eligible to vote, abstaining or not returning your proxy is considered a "No" vote.

WHAT PERCENTAGE OF OUR COMMON SHARES DO THE DIRECTORS AND EXECUTIVE
OFFICERS OWN?

         Our Board and executive officers beneficially owned 4.9% of our common shares as of June 30, 2000. (See the discussion under the heading "Security Ownership of Certain Beneficial Owners and Management" for more details.)

WHO IS SOLICITING MY PROXY, HOW IS IT BEING SOLICITED AND WHO PAYS THE COST?

         American  Church  Mortgage   Company  is  soliciting  your  proxy.  The
solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile.

         Gemisys Corporation, our transfer agent, will be assisting us for a fee of approximately $1,000, plus out-of-pocket expenses. American Church Mortgage Company pays the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common shares.

WHO IS OUR LARGEST PRINCIPAL SHAREHOLDER?

We have no shareholders who beneficially owned more than 5% of our stock as of June 30, 2000.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE YEAR 2001 MEETING DUE?

         Shareholder proposals to be presented at the 2001 Annual Meeting must be submitted in writing by January 1, 2001 to David G. Reinhart, President, at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343. You should submit any proposal by a method that permits you to prove the date of delivery to us. (See the discussion under the heading "Shareholder Proposals for the 2001 Annual Meeting of Shareholders" for information regarding certain procedures with respect to shareholder proposals and nominations of Directors.)

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Pursuant to the Bylaws of the Company, the Board has fixed at five (5) the number of Directors to be elected at the Annual Meeting. This is a reduction from the six (6) Directors that served during the past year. On June 5, 2000 V. James Davis resigned from the Board. Unless otherwise indicated thereon, the proxy holders will vote for the election of the nominees listed below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All nominees are members of the present Board. If any nominee shall be unavailable for election to the Board, the holders of proxies will vote for a substitute. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.

         The five (5) nominees who receive the highest number of votes will be elected Directors of the Company. The Board recommends a vote FOR the election of each of the nominees listed below.

Nominees

         The following table sets forth certain information regarding the nominees.

Name                           Age     Biographical Summary                                             Director Since

David G. Reinhart              47      President, Treasurer and Director.  Mr. Reinhart has been a      1996
                                       Director since our inception, and has served as our President and Treasurer since January 19, 1999.  He served as our Vice
                                       President and Secretary since our inception until January 19,
                                       1999.  He is employed by Miller & Schroeder Financial, Inc. as
                                       Senior Vice President.  Miller & Schroeder Financial, Inc. is
                                       a wholly-owned subsidiary of Miller & Schroeder Capital
                                       Corporation, which owns our Advisor.  Mr. Reinhart has served as legal counsel to banks, trust companies and broker-dealers in the area of church financings and otherwise since
                                       approximately March 1984.  He was employed in the St. Paul firm of Reinhart Law Offices, P.A. from November 1985 to
                                       February 1987, and from July 1983 to November 1985 he was
                                       employed as an Associate Attorney with the law firm of Robins,
                                       Kaplan, Miller & Ciresi, Minneapolis, Minnesota.  Mr. Reinhart
                                       received his Juris Doctor degree, cum laude, in May 1979, from
                                       Hamline University School of Law, St. Paul, Minnesota and
                                       received his Bachelor of Science degree in May 1976, from
                                       Northern Michigan University, Marquette, Michigan.  Mr.

                                                               -4-

                                      Reinhart has practiced law in the areas of corporate finance and general business law since 1979 and has developed
                                       expertise in the area of church financing.  He is employed from time to time as Adjunct Professor of Law, Hamline
                                       University School of Law.

John M. Clarey                 58      Mr. Clarey has served as a Director since September 1994.        1994
                                       Since January 1992, he has been employed as First Vice
                                       President of Miller & Schroeder Financial, Inc., a
                                       Minneapolis, Minnesota based investment banking firm, and
                                       NASD-member broker-dealer.  Miller & Schroeder Financial, Inc.
                                       is a wholly-owned subsidiary of Miller & Schroeder Capital
                                       Corporation, which owns our Advisor.  From February 1991
                                       through December 1991, Mr. Clarey was a general partner of
                                       Clarepoint Partners, LP, a private venture capital firm, of which he was one of the founders.  From July 1989 to February
                                       1991, he was a Senior Vice President of Miller, Johnson &
                                       Kuehn, Incorporated, a Minneapolis-based investment banking firm specializing in municipal and corporate finance.  From
                                       September 1965 to November 1970, he was employed as Executive
                                       Vice President of Keenan & Clarey, Inc., a Minneapolis
                                       broker-dealer specializing in structuring and development of corporate debt issues and financings for churches and other non-profit corporations.  During his career in the securities and finance industry, Mr. Clarey has been active as a senior officer and director of local, regional, and national trade and professional associations and has served as a volunteer officer and director of various charitable organizations.  He graduated from Marquette University, Milwaukee, Wisconsin
                                       (1963) with a B.A. in economics.

                                       -5-

Kirbyjon H. Caldwell           47      Mr. Caldwell has served as an Independent Director since         1994
                                       September 1994.  He currently is Senior Pastor of Windsor
                                       Village United Methodist Church and St. Johns United
                                       Methodist Church in Houston, Texas, in which capacities he has served since January 1982 and September 1992, respectively.
                                       Membership in both churches is approximately 7,500 combined and their ministries reach a broad segment of the Houston
                                       region.  Mr. Caldwell received his B.A. degree in Economics from Carlton College (1975), an M.B.A. in Finance from the
                                       University of Pennsylvanias Wharton School (1977), and his
                                       Masters in Theology from Southern Methodist University School of Theology (1981).  He is a member of the Boards of Directors of Texas Commerce Bank (Houston), Hermann Hospital (Houston),
                                       Greater Houston Partnership, The United Way of The Texas Gulf
                                       Coast, and the American Cancer Society.  he is also the
                                       founder and member of several foundations and other community development organizations.

Robert O. Naegele, Jr.         60      Mr. Naegele, Jr. has served as an Independent Director of the    1994
                                       company since September 1994.  Mr. Naegeles professional
                                       background includes advertising, real estate development, and consumer products, with a special interest in entrepreneurial ventures and small developing companies.  Most recently, he led a group of investors to apply for, and receive an NHL
                                       Expansion Franchise, the Minnesota Wild, to begin play in the
                                       Xcel Energy Center, in St. Paul in October 2000.  Mr. Naegele
                                       and his wife, Ellis, lived in Minneapolis through 1993 and now reside in Naples, Florida.

Dennis J. Doyle                48      Mr. Doyle has served as an Independent Director since            1994
                                       September 1994.  He is the majority shareholder and co-founder of Welsh Companies, Inc., Minneapolis, Minnesota
                                       full-service real estate company involved in property
                                       management, brokerage, investment sales, construction and
                                       residential and commercial development.  Welsh Companies was co-founded by Mr. Doyle in 1980, and has five regional offices

                                      -6-

                                       and 220 employees.  Mr. Doyle is the recipient of numerous civic awards relating to his business skills.  He also is a member of the Board of Directors of HEART (a non-profit
                                       organization), The Childrens Theater (Minneapolis) and Grow
                                       Biz International, a publicly-owned company.  He is also a member of the Board of Advisors of the Minnesota Real Estate
                                       Journal, and a member of the International Commercial Realty
                                       Services (ICRS) and National Association of Office and
                                       Industrial Parks (NAIOP).

HOW DOES THE BOARD OPERATE?

         During 1999, the Board of Directors had four meetings. All Directors attended more than 75% of the meetings.

     The Board has no audit committee, compensation committee or executive committee. However, the Independent Directors, Dennis J. Doyle, Kirbyjon H. Caldwell and Robert O. Naegele, Jr. ("Independent Directors") meet annually as a committee of Independent Directors to review and approve the Advisory Agreement between our Company and the Advisor.

HOW ARE EXECUTIVES AND DIRECTORS COMPENSATED?

         We currently pay each Independent Director a fee of $500 for each board meeting attended ($200 for telephonic meetings), limited to $2,500 per year. In addition, we reimburse Directors for travel expenses incurred in connection with their duties as our Directors. We also have adopted a Stock Option Plan for Directors and the Advisor, under which each Director and the Advisor's president are granted annually options to purchase 3,000 Shares each of our common stock at a price equal to the fair market value at the date of the grant. Our two officers who are also officers or directors of our Advisor receive no compensation from us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, Executive Officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission. Executive Officers and Directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, all insiders of the Company filed in a timely manner all such reports.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Advisor

         Subject to the supervision of the Board of Directors, our business is managed by Church Loan Advisors, Inc. (the "Advisor"), which provides investment advisory and administrative services. In May 2000, all of the stock of the Advisor was sold to Miller & Schroeder Capital Corporation. Messrs. Reinhart and Clarey are both shareholders of Miller & Schroeder Capital Corporation and employees of Miller & Schroeder Financial Services, Inc., a wholly-owned subsidiary of Miller & Schroeder Capital Corporation. In May 2000, Miller & Schroeder Capital Corporation also acquired American Investors Group, Inc. ("American") from the former principals of our Advisor. American receives fees and other compensation from us as described below.

         Our Advisor, Church Loan Advisors, Inc., is a Minnesota corporation and a wholly-owned subsidiary of Miller & Schroeder Capital Corporation (the "Advisor"). The Advisor was organized on May 27, 1994 to engage in the business of rendering lending and advisory services solely to us, and to administer our business affairs and operations.

         The following table sets forth the names and positions of the officers and directors of the Advisor:

     Name                                        Position

Philip J. Myers                             President, Treasurer and Director
Scott J. Marquis                            Vice President, Secretary
V. James Davis                              Director
David G. Reinhart                           Director

The Advisory Agreement

         We have entered into a contract with the Advisor (the "Advisory Agreement") under which the Advisor will furnish advice and recommendations concerning our affairs, provides administrative services to us, and managers our day-to-day affairs. In performing its services under the Advisory Agreement, the Advisor may use facilities, personnel and support services of its Affiliates. Expenses such as legal and accounting fees, stock transfer agent, registrar and paying agent fees, and dividend reinvestment agent fees are our direct expenses and are not provided for by the Advisor as part of its services.

         The Advisory Agreement is renewable annually by us for one-year periods, subject to a determination, including a majority of the Independent Directors, that the Advisor's performance has been satisfactory and that the compensation paid by us to the Advisor has been reasonable. We may terminate the Advisory Agreement with or without cause on 60 days' written notice. Upon termination of the Advisory Agreement by either party, the Advisor may require us to change our name to a name that does not contain the word "American," "America" or the name of the Advisor or any approximation or abbreviation thereof, and that is sufficiently dissimilar to the word "America" or "American" or the name of the Advisor as to be unlikely to cause confusion or identification with either the Advisor or any person or entity using the word "American" or "America" in its name, however, we may continue to use the word "church" in our name. Our directors shall determine that any successor Advisor possess sufficient qualifications to perform the advisory function for us and justify the compensation provided for in its contract with us.

         Pursuant to the Advisory Agreement, the Advisor is required to pay all of the expenses it incurs in providing us services including, but not limited to, personnel expenses, rental and other office expenses of directors, officers and employees of the Advisor (except out-of-pocket expenses of such persons who are our directors or officers), and all of its overhead and miscellaneous administrative expenses relating to performance of its functions under the Advisory Agreement. We are required to pay all other expenses, including the costs and expenses of reporting to various governmental agencies and our Shareholders and of conducting our operations as a mortgage lender, fees and expenses of appraisers, directors, auditors, outside legal counsel and transfer agents, and costs directly relating to closing of loan transactions.

         In the event that our Total Operating Expenses exceed in any calendar year the greater of (a) 2% of our Average Invested Assets or (b) 25% of our net income, the Advisor is obligated to reimburse us, to the extent of its fees for such calendar year, for the amount by which the aggregate annual operating expenses paid or incurred by us exceed the limitation. The Independent Directors may, upon a finding of unusual and non-recurring factors which they deem sufficient, determine that a higher level of expenses is justified in any given year.

         Our bylaws provide that the Independent Directors are to determine, at least annually, the reasonableness of the compensation which we pay to the Advisor. Factors to be considered in reviewing the Advisory Fee include the size of the fees of the Advisor in relation to the size, composition and our profitability, the rates charged by other investment advisors performing comparable services, the success of the Advisor in generating opportunities that meet our investment objectives, the amount of additional revenues realized by the Advisor for other services performed, the quality and extent of service and advice furnished by the Advisor, the quality of our investments in relation to investments generated by the Advisor for its own account, if any, and the performance of our investments.

         Pursuant to the Advisory Agreement, we pay the Advisor an annual base management fee of 1.25% of average invested assets and expenses, as defined in the agreement and remit to the Advisor one-half of any origination fee collected from a borrower in connection with mortgage loans made or renewed by us. For the years ended December 31, 1998 and 1999, we paid the Advisor $101,944 and $230,978, respectively.

American Investors Group, Inc.

         Pursuant to the Underwriting Agreement in connection with our second public offering which commenced September 26, 1997 and concluded January 22, 1999, we paid American, the Managing Underwriter, selling commissions of $332,185. We also paid American $63,983 for expenses. In addition, we agreed to indemnify American against certain civil liabilities, including liabilities under the Securities Act of 1933. The public offering price of the Shares was determined by negotiations between us and American based on the price paid ($10.00 per share) by our initial shareholder and shareholders who purchased shares in our initial public offering, which was completed November 8, 1996. American is an affiliate of the Advisor.

         Pursuant to the Underwriting Agreement in connection with our third public offering which commenced September 23, 1999, American has been paid selling commissions of $124,024 as of June 30, 2000. We have also paid approximately $35,175 of non-accountable expenses of American. In addition, we agreed to indemnify them as underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933. The public offering price of the Shares was determined by negotiations between us and the underwriter based on the price paid ($10.00 per share) by the initial shareholder and shareholders who purchased shares in our prior two public offerings.

         In the course of our business, we have purchased and expect to continue to purchase, church bonds being underwritten and sold by American. Although we do not pay any commissions on these purchases, American would benefit from such purchases as a result of commissions paid to it by the issuers of such bonds. American also would benefit from mark-ups on bonds bought from it and mark-downs on bonds sold through it by us on the secondary market. Any church bonds we purchase in an initial offering will be purchased for investment purposes only at the public offering price. Church bonds purchased in the secondary market, if any, will be purchased at the best price available, subject to customary mark-ups (or in the case of sales--mark-downs), on terms no less favorable than those applied to other customers of American, and would not exceed industry standards or in any event (in the case of mark-ups and mark-downs on secondary bond sales and purchases) exceed five percent of the principal amount of bonds purchased or sold. It is our policy not to invest in excess of 30% of our Average Invested Assets in Church Bonds.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of June 30, 2000, the number of shares beneficially owned by each Director and by all executive officers and Directors as a group, and the beneficial owner of 5% or more of our outstanding stock. Unless otherwise noted, each of the following persons has sole voting and investment power with respect to the Shares set forth opposite their respective names.

                                                                          Number of Shares
                                                                            Beneficially             Percent

Name of Beneficial Owner(1)                                                   Owned(2)              of Class

Robert O. Naegele, Jr.                                                         19,113                 1.4%
David G. Reinhart                                                              12,000                 .85%
Kirbyjon H. Caldwell                                                           12,000                 .85%
Dennis J. Doyle                                                                12,000                 .85%
John M. Clarey                                                                 12,000                 .85%
All Executive Officers and Directors as a Group (seven                        69,798(3)               4.9%
individuals)
------------------

(1) The address for the Directors is 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.
(2) Includes 12,000 Shares (84,000 shares in the aggregate) which each of our Directors and Officers and the President of the Advisor have a presently exercisable option to purchase pursuant to the Stock Option Plan for Directors and the Advisor.

(3) Includes 2,385 shares owned by V. James Davis and 300 shares owned by Scott J. Marquis, both of whom are officers of the Company and the advisor respectively.

                                   PROPOSAL 2

                               AMENDMENT TO BYLAWS

         The Board has recommended unanimously an amendment to the Company's Amended and Restated Bylaws decreasing the number of shares necessary to constitute a quorum. Section 2.3 of the Bylaws currently requires holders of a majority of the shares outstanding and entitled to vote to be present either in person or by proxy at a Shareholders' meeting in order to transact business. We have had a difficult time getting a quorum for meetings and are recommending that the quorum requirement be reduced to one-third. The Board believes that the inability of the shareholders to conduct business due to a lack of quorum could unnecessarily increase the cost of conducting annual and special Shareholders' meetings and could delay or prevent approval of matters that must be presented to our Shareholders for approval. Also, the inability to obtain a quorum could make it more difficult to elect new directors.

         The precise amendment would revise the first sentence of Section 2.3 of the Bylaws to read as follows:

         "The holders of one-third (1/3) of the Shares outstanding and entitled to vote, represented either in person or by proxy, shall constitute a quorum for the transaction of business."

         The Bylaws require that the Amendment be approved by a majority of all of our outstanding shares. This means that if you do not return your proxy, your vote will be counted as a "No" vote. Therefore, it is important that you vote.

         The Board unanimously recommends a vote FOR ratification of this amendment to the Bylaws.

                                   PROPOSAL 3

                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board recommends that the Shareholders ratify the Board's appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent auditors of the Company for the year ending December 31, 2000. Boulay, Heutmaker, Zibell & Co., P.L.L.P. has served as the Company's independent auditors since 1996.

                       SHAREHOLDER PROPOSALS FOR THE 2001
                         ANNUAL MEETING OF SHAREHOLDERS

         Any shareholder who wishes to present a proposal for action at the next Annual Meeting of Shareholders and who wishes to have it set forth in the Proxy Statement and identified in the form of proxy prepared by the Company must notify the Company so that such notice is received by the Secretary by January 1, 2001. Any such proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission. In addition, any shareholder who intends to propose any matter that is not identified in the notice of such meeting must comply with the Company's Bylaws which require at least twenty (20) days' written notice prior to the meeting stating with reasonable particularity the substance of the proposal.

                                  OTHER MATTERS

         The Board knows of no other matters that are intended to be brought before the Annual Meeting. If other matters, of which the Board is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

                                             By Order of the Board of Directors,

                                             [GRAPHIC OMITTED]


                                              V. James Davis
                                                 Secretary

August 11, 2000

                               [inside back cover]

CORPORATE INFORMATION

DIRECTORS

David G. Reinhart, President of the Company and
Senior Vice President of Miller & Schroeder Financial,
Inc.

John M. Clarey, First Vice President of Miller &
Schroeder Financial, Inc.

Kirbyjon H. Caldwell, Senior Pastor of Windsor Village
United Methodist Church and St. John's United
Methodist Church, Houston, Texas

Robert O. Naegele, Jr., Governor and Chairman of
Minnesota Wild

Dennis J. Doyle, President of Welsh Company, Inc.,
Minneapolis

OFFICERS AND MANAGEMENT OF

ADVISOR

Philip J. Myers, President, Treasurer and Director

Scott J. Marquis, Vice President, Secretary

V. James Davis, Director

David G. Reinhart, Director

TRANSFER AGENT

Gemisys Corporation
P.O. Box 3857
Englewood, Colorado 80155-3857

LEGAL COUNSEL

Maun & Simon, PLC
2000 Midwest Plaza West
801 Nicollet Mall
Minneapolis, Minnesota 55402

INDEPENDENT ACCOUNTANT

Boulay, Heutmaker, Zibell & Co., P.L.L.P.
5151 Edina Industrial Boulevard
Edina, Minnesota 55439


COMMON STOCK INFORMATION

Our Common Stock is not traded on any established market. From time to time, we have repurchased shares of common stock offered to us for sale. At June 30, 2000 we had 753 record holders of our common stock and an undetermined number of additional beneficial owners.

DIVIDENDS

We have paid quarterly dividends since we became a public company in 1996. The following table lists our quarterly dividends for the periods indicated.

                                    Dividend

2000                                Per Share
----                                ---------
March 31............................  .225
June 30.............................  .2125

1999

December 31.........................  .215625
September 30........................  .228125
June 30.............................  .21875
March 31............................  .1875

1998

December 31.........................  .225
September 30........................  .2125
June 30.............................  .23125
March 31............................  .23125

2000 ANNUAL MEETING

Our Annual Meeting of Shareholders will be held at 10:00 a.m. on September 15, 2000 at our office, 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.

SHAREHOLDER CONTACT

Inquiries concerning our Company or matters of shareholder interest may be directed to:

American Church Mortgage Company
10237 Yellow Circle Drive
Minnetonka, Minnesota 55343

(952) 945-9455 (x 124)
Attention:  Scott J. Marquis

                        AMERICAN CHURCH MORTGAGE COMPANY

 ...............................THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS.

                                      PROXY

 ....................................The  undersigned  hereby  appoint  David  G.
Reinhart and Philip J. Myers as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated hereon, all the shares of Common Stock of American Church Mortgage Company held of record by the undersigned on August 4, 2000, at the Annual Meeting of Shareholders to be held on September 15, 2000, or any adjournment thereof.

             PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

 ....................................1.  ELECTION OF DIRECTORS


01  David G. Reinhart
02  John M. Clarey
03  Kirbyjon H. Caldwell
04  Robert O. Naegele, Jr.
05  Dennis J. Doyle

 .................  [ ] VOTE FOR all nominees listed

 .................  [ ] VOTE WITHHELD for all nominees (to withhold authority to vote for a

 ...............        nominee, write number(s) in the box provided)



---------------------------------------------------------------------

 ....................................2.  PROPOSAL  TO APPROVE  THE  AMENDMENT  OF
SECTION 2.3 OF THE AMENDED AND RESTATED BYLAWS TO DECREASE THE QUORUM REQUREMENT FOR SHAREHOLDERS' MEETINGS

                          [ ] FOR[ ] AGAINST[ ] ABSTAIN

 ....................................3.  PROPOSAL  TO RATIFY THE  APPOINTMENT  OF
BOULAY, HEUTMAKER, ZIBELL & CO. PLLP as the independent auditors of the Corporation for the year ending December 31, 2000.

                          [ ] FOR[ ] AGAINST[ ] ABSTAIN

                  (CONTINUED AND TO BE SIGNED ON THE REVERSE.)

                         (CONTINUED FROM THE OTHER SIDE)

 ....................................4.  In their  discretion,  the  proxies  are authorized to vote upon such other business as may properly come before the meeting.

 ....................................This  Proxy when  properly  executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2 and 3.

 ....................................Please  sign exactly as name appears  below.
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign by authorized person.

Date:  ___________________, 2000

 ...................                 -------------------------------------------
 ...................                                   SIGNATURE

 ...................                 -------------------------------------------
 ...................                                  SIGNATURE (IF HELD JOINTLY)


                    PLEASE MARK, SIGN, DATE, AND RETURN THIS
                          PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.